AMENDMENT TO ESCROW AGREEMENT


          AMENDMENT (the "Amendment") dated as of May 31, 1995 by and among Maxwell Communication Corporation plc (In Administration), a

corporation organized under the laws of the United Kingdom ("MCC"),

Berlitz International, Inc., a New York corporation ("Berlitz"), each of the other Beneficiaries which have become party to the Escrow Agreement

(as defined below) and IBJ Schroder Bank & Trust Company, as escrow agent

(in such capacity, the "Escrow Agent") to the Escrow Agreement dated as of January 28, 1993 by and among MCC, Berlitz, the Beneficiaries and the

Escrow Agent (the "Escrow Agreement").

          The parties hereto are parties to the Escrow Agreement.

          The parties hereto wish to amend the Escrow Agreement to

evidence certain mutual agreements of the parties.

          Accordingly the parties agree as follows:

          1.   Section 1 is hereby amended by adding, in the alphabetical order in which they would appear, the following definitions:

          "COMMON STOCK" shall mean the common stock, par value $.10 per share, of Berlitz.

          "ESCROWED ASSETS" shall mean any monies, investments, Berlitz Shares, letters of credit or other assets deposited with the Escrow Agent to be held in the Escrow Fund pursuant to the terms and conditions of this Agreement.

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                             Page 2


          "BERLITZ SHARES" shall mean (i) the 627,000 shares of Common Stock owned of record and beneficially by MCC on May 31, 1995, plus
     (ii) any additional shares of Common Stock designated from time to time in a joint notice executed by MCC and Berlitz and delivered to the Escrow Agent to be held as Escrowed Assets, minus (iii) any of such shares described in (i) and (ii) above that are withdrawn from time to time from the Escrow Fund pursuant to Section 3 hereof. If, subsequent to May 31, 1995, Berlitz shall have effected or fixed a record date to effect one or more stock splits, stock changes, reclassifications, recapitalizations or other combinations or rearrangements of shares of its capital stock so as to alter the character and/or amount of the Berlitz Shares, then any shares issued in connection with any of the foregoing actions with respect to the Berlitz Shares and delivered to the Escrow Agent shall be deemed to be Berlitz Shares.

          2.   Section 3 is hereby deleted in its entirety and replaced

with the following:

          "Section 3.  ESCROW FUND.

          3.01 MCC shall, no later than the Merger Date, pay $39,500,000 to the Escrow Agent to be held by the Escrow Agent hereunder. Such payment together with any other Escrowed Assets from time to time held by the Escrow Agent hereunder shall constitute the "ESCROW FUND." Cash held in the Escrow Fund from time to time shall be invested and reinvested by the Escrow Agent in such Permitted Investments as the Joint Administrators on behalf of MCC shall from time to time specify to the Escrow Agent in writing and MCC and each Beneficiary hereby authorizes and directs the Escrow Agent to collect and receive any earnings and proceeds of any such investments and to credit the net amount of all monies received in respect thereof to MCC in accordance with Section 3.07; all such investments shall be held in the name of the Escrow Agent. The Escrow Agent hereby agrees to provide MCC (and to any Beneficiary to the extent requested by such Beneficiary) within five business days following the end of each calendar month a statement detailing the investments of the Escrow Fund during the immediately preceding month.

          3.02 Subject to the provisions hereof, MCC may, from time to time, withdraw cash from the Escrow Fund; PROVIDED that, prior to or contemporaneous with any such withdrawal of cash, MCC shall deposit into the Escrow Fund an aggregate number of Berlitz Shares
     (designated in a joint notice in the form of Exhibit E

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                             Page 3

     executed by MCC and Berlitz and delivered to the Escrow Agent) equal in value (determined in accordance with Section 3.05) to the amount of such withdrawal. Any such Berlitz Shares so deposited shall be accompanied by duly executed stock powers in the name of the Escrow Agent. MCC may, from time to time, withdraw some or all of the Berlitz Shares from the Escrow Fund but only if, prior to or contemporaneous with such withdrawal, MCC deposits into the Escrow Fund an amount of cash (designated in a joint notice in the form of Exhibit E executed by MCC and Berlitz and delivered to the Escrow Agent) equal to the value (determined in accordance with
     Section 3.05) of the Berlitz Shares being withdrawn.

          3.03 MCC may substitute additional Escrowed Assets (including, without limitation, letters of credit) in substitution for cash or Berlitz Shares but only after receipt by the Escrow Agent of a joint notice executed by Berlitz and MCC, which notice shall designate the Escrowed Assets to be withdrawn and those to be deposited and the valuation of any such Escrowed Assets other than cash.

          3.04 Notwithstanding anything to the contrary, at no time shall the value of all Escrowed Assets that comprise the Escrow Fund be less than an aggregate of $39,500,000.

          3.05 For the purposes of this Agreement, the 627,000 Berlitz Shares owned of record and beneficially by MCC on May 31, 1995 shall be valued at $9.00 per share, until and unless such valuation is changed by a joint notice to the Escrow Agent executed by MCC and Berlitz. Any other Berlitz Shares deposited into the Escrow Fund shall be valued as set forth in the notice provided to the Escrow Agent pursuant to this Agreement.

          3.06 Any notice to withdraw or substitute Escrowed Assets in accordance with Sections 3.02 and 3.03 must be delivered to the Escrow Agent at least five (5) business days prior to such transaction.

          3.07 Subject to Section 3.04, any and all accumulated interest and cash dividends, if applicable, paid into the Escrow Fund, over and above the fees of the Escrow Agent, shall be paid quarterly to MCC commencing on May 31, 1995 and on each quarter thereafter.

          3.08 All expenses incurred in connection with the withdrawal and substitution of Escrowed Assets pursuant to this Section 3 (including, without limitation,

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                             Page 4

     expenses (except for the fees and expenses of the Escrow Agent which will continue to be governed by Section 2 of the Escrow Agreement) incurred in obtaining any and all necessary consents) shall be borne entirely by MCC."

          3.    Section 5(i) is hereby deleted in its entirety and

replaced with the following:

               "(a) Upon receipt by the Escrow Agent of a notice executed by MCC and each of the Beneficiaries hereto as of the date of such notice, which states that this Agreement (other than Section 7.01 and 7.03 hereof) shall be terminated, or

               (b)  on September 15, 1996,

     this Agreement shall terminate and be of no further force and effect and the entire balance of the Escrowed Assets held in the Escrow Fund, less any outstanding fees and expenses of the Escrow Agent, shall be paid by the Escrow Agent to MCC. Notwithstanding the foregoing, the agreements set forth in Section 7.01 and 7.03 hereby shall survive such termination of this Agreement and shall continue to be in full force and effect. The Escrow Agent shall not be required to verify the information set forth in any such notice or attachment thereto."

          4.   Except as modified and amended hereby, the Escrow

Agreement shall in all respects remain in full force and effect.

          5.   This Amendment shall be construed in accordance with and

governed by the laws of the State of New York.

          6.   This Amendment may be signed in any number of

counterparts, each of which shall be an original with the




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                             Page 5



same effect as if the signatures thereto and hereto were upon the same instrument.

          This Amendment is here entered into as of the date first

written above.


                    MAXWELL COMMUNICATION CORPORATION plc
                    (In Administration)


                    By: /s/ Alan R.D. Jamieson
                       -----------------------------------
                       Name:  Alan R.D. Jamieson
                       Title:  Joint Administrator



                    BERLITZ INTERNATIONAL, INC.



                    By /s/ Robert Minsky
                       ------------------------------------
                       Name:  Robert Minsky
                       Title:  Executive Vice President



                    IBJ SCHRODER BANK & TRUST COMPANY,
                     as Escrow Agent



                    By /s/ Nancy R. Besse
                       ------------------------------------
                       Name:  Nancy R. Besse
                       Title:  Vice President


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                             Page 1

                                                           EXHIBIT E
                                                 to Escrow Agreement


                       [FORM OF NOTICE OF DEPOSIT
                   AND WITHDRAWAL OF ESCROWED ASSETS]


                                                    , 19


To:  IBJ Schroder Bank & Trust Company,
     as Escrow Agent under the
     below-referenced Escrow Agreement
     One State Street
     New York, New York 10004

     Attention:  Corporate Trust & Agency Administration

Ladies and Gentlemen:

          Reference is made to the Escrow Agreement dated as of January 28, 1993 between Maxwell Communication Corporation plc (In Administration), Berlitz International, Inc., each of the other Beneficiaries (as defined in the Escrow Agreement) party thereto and IBJ Schroder Bank & Trust Company, as Escrow Agent, as amended (the "Escrow Agreement"). Terms defined in the Escrow Agreement are used herein as defined therein.

          By their signatures below, the undersigned, pursuant to Section
3.02 of the Escrow Agreement, hereby request the Escrow Agent to make

          (i) a deposit to the Escrow Fund of [the share certificate representing [number] Berlitz Shares]/[an amount equal to $
     ] [state the date and manner of such deposit]; and

         (ii) simultaneously with the action requested in clause (i) above, a payment from the Escrow Fund to MCC of [the amount of money or shares, as the case may be, equal to the amount of shares or money, as the case may be, deposited in the Escrow Fund pursuant to clause (i) above, calculated in accordance with Section 3 of the Escrow Agreement].

                         Very truly yours,

                         BERLITZ INTERNATIONAL, INC.


                       By
                         Name:
                         Title:



        NOTICE OF DEPOSIT AND WITHDRAWAL OF ESCROWED ASSETS


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                             Page 2


                         MAXWELL COMMUNICATION CORPORATION, PLC (IN
                         ADMINISTRATION)


                       By
                         Name:
                         Title:


        NOTICE OF DEPOSIT AND WITHDRAWAL OF ESCROWED ASSETS